UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2025

ALPHAVEST ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41574	N/A
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

205 W. 37th Street New York, NY 10018

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (203) 998-5540

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	ATMVU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMV	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one Ordinary Share	ATMVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 5, 2025, AlphaVest Acquisition Corp, a Cayman Islands exempted company (“SPAC”) held an extraordinary general meeting of shareholders (the “Meeting”), at which holders of 3,096,182 ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), were present in person or by proxy, representing approximately 80.31% of the voting power of the 3,854,856 issued and outstanding Ordinary Shares entitled to vote at the Meeting as of the close of business on July 22, 2025, which was the record date for the Meeting.

At the Meeting, SPAC shareholders approved a proposal to approve by ordinary resolution and adopt the Business Combination Agreement, dated as of August 16, 2024 and amended on June 25, 2025 (as amended, the “Business Combination Agreement”), by and among, the SPAC (after the Domestication (as defined below), “Surviving PubCo”), AV Merger Sub Inc, a Washington corporation (“Merger Sub”), and AMC Corporation, a Washington Corporation (“AMC”), and the transactions contemplated thereby. In accordance with the terms and subject to the conditions of the Business Combination Agreement, among other things, immediately following the Domestication of the SPAC to the State of Delaware, the SPAC will acquire all of the equity interests of the AMC, by way of its wholly-owned subsidiary, Merger Sub, merging with and into AMC (the “Merger”), with AMC surviving the Merger as a wholly-owned subsidiary of Surviving PubCo and the stockholders of AMC becoming stockholders of Surviving PubCo (the “Business Combination Proposal”).

The following is a tabulation of the votes with respect to the Business Combination Proposal, which was approved by SPAC’s shareholders:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions
3,089,741	6,441	0

At the Meeting, SPAC shareholders also approved a proposal to approve by special resolution that the SPAC be transferred by way of continuation from the Cayman Islands to Delaware pursuant to Part XII of the Companies Act (Revised) of the Cayman Islands (the “Cayman Companies Act”) and Section 388 of the General Corporation Law of the State of Delaware and de-registered as a Cayman Islands exempted company in accordance with section 206 of the Cayman Companies Act and, immediately upon being deregistered in the Cayman Islands, the SPAC be continued and domesticated as a corporation under the laws of the State of Delaware (the “Domestication”) and, conditional upon, and with effect from, the registration of the SPAC as a corporation in the State of Delaware, the name of the SPAC be changed from “AlphaVest Acquisition Corp” to “AMC Robotics Corporation.” The Domestication will be effected immediately prior to, and on the same date as, the consummation of the Business Combination by the SPAC filing a Certificate of Corporate Domestication and a Certificate of Incorporation with the Delaware Secretary of State and filing an application to de-register with the Registrar of Companies of the Cayman Islands. Upon the effectiveness of the Domestication, all outstanding securities of the SPAC will convert to outstanding securities of Surviving PubCo (the “Domestication Proposal”).

The following is a tabulation of the votes with respect to the Domestication Proposal, which was approved by SPAC’s shareholders:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions
3,089,741	6,441	0

At the Meeting, SPAC shareholders also approved a proposal to consider and vote to approve by ordinary resolution, for purposes of complying with applicable listing rules of Nasdaq, the issuance of shares of common stock, par value $0.00001 per share, of Surviving PubCo in connection with the Business Combination (including related financing) (the “Nasdaq Proposal”).

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The following is a tabulation of the votes with respect to the Nasdaq Proposal, which was approved by SPAC’s shareholders:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions
3,089,741	6,441	0

At the Meeting, SPAC shareholders also approved a proposal to approve by special resolution, the Surviving PubCo Certificate of Incorporation and the Surviving PubCo Bylaws, which, if approved, would take effect substantially concurrently with the time the Merger becomes effective (the “Governing Documents Proposal”).

The following is a tabulation of the votes with respect to the Governing Documents Proposal, which was approved by SPAC’s shareholders:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions
3,089,741	6,441	0

At the Meeting, SPAC shareholders also approved a proposal to consider and vote upon a proposal to approve by ordinary resolution the Equity Incentive Plan (the “Equity Incentive Plan Proposal”).

The following is a tabulation of the votes with respect to the Equity Incentive Plan Proposal, which was approved by SPAC’s shareholders:

Ordinary Share Votes For	Ordinary Share Votes Against	Ordinary Share Abstentions
3,088,741	7,441	0

Item 7.01 Regulation FD Disclosure.

On September 9, 2025, SPAC issued a press release (the “Press Release”) disclosing the Meeting results and the execution of definitive agreements for $8 million in PIPE financing. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of SPAC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Redemptions

In connection with the Meeting, SPAC shareholders holding an aggregate of 1,527,771 Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $18,272,141.16 (approximately $11.96 per share) will be removed from the Trust Account to pay such SPAC shareholders, subject to further redemption reversal requests (if any) received and approved by SPAC prior to the closing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated September 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHAVEST ACQUISITION CORP

Dated: September 10, 2025	By:	/s/ Yong (David) Yan
	Name:	Yong (David) Yan
	Title:	Principal Executive Officer

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